Vuong Trieu PhD/ CEO of Oncotelic Therapeutics and Sapu Bioscience

"TRANSFORMING GROWTH FACTOR BETA 2 IN AGING, CANCER, LUPUS, AND IMMUNO-ONCOLOGY: A CONVERGENCE OF DISEASE PATHWAYS AND THERAPEUTIC POTENTIAL"

THE 5TH SYMPOSIUM ON WORLD CANCER RESEARCH (SWCR 2025). MAR 24TH-26TH, 2025; KYOTO, JAPAN

ONCOTELIC

Oncotelic is Focusing on Antisense (ASO) as Next Generation Drugs

Attributes	Small Molecules	mAb	Antisense
Inception	1850s to present	1920s to present	**1990s to present**
Size	200-500	>150,000	**5,000 to 7,000**
Drug Discovery	Random screening	Focused screening	**Rationally designed**
Success Rate	Low-~5%	Moderate-~50%	**High-~90%**
Predictable PK	No	Yes	**Yes**
On Target Safety	Target Specific	Target Specific	**Target Specific**
Off Target Safety	Nonspecific Targets	Cross Reactivities	**Sequence Homology**
Risk Profile	High >50%	Moderate =< 40%	**Low ~1%**
Speed of Development	15-20 years	10-15 years	**5-10 yrs**
Manufacturing Cost	Low	High	**Low**
Amenable to Individual Therapy	No	No	**Yes**

ASO is drug platform of the future because time gene identification to treatment can be a short as 1 year.

2

Approved oligonucleotide drugs (between 1998 and 2024)


VITRAVENE

ASO 1998
CMV Retinitis


MACUGEN 0,3 mg

Aptamer 2004
Age-Related Macular Degeneration (AMD)


KYNAMRO
(mipomersen sodium) injection
200 mg/mL

ASO 2013
Familial Hypercholesterolemia


Exondys 51
(eteplirsen) Injection
Vyondys 53
(golodirsen) Injection

SSO 2016 **SSO 2019**
Duchenne Muscular Dystrophy


Spinraza
(nusinersen)
Injection
12 mg/5 mL
(2.4 mg/mL)
© 2016 GS

SSO 2016
Spinal Muscular Atrophy

2023

Qalsody: ALS


QALSODY
(tofersen) injection

Izervay: Geographic Atrophy


izervay
2 mg/0.1 mL

Rivfloza: primary hyperoxaluria


rivfloza
(nedosiran) injection
160 mg/mL
rivfloza
(nedosiran) injection
80 mg/0.5 mL

WAINUA: amyloid polyneuropathy


WAINUA
(eplontersen) injection
45 mg/0.8 mL
IONIS

2024

Rytelo: MDS


RYTELO
RYTELO

Tryngolza: Familial chylomicronemia syndrome


Tryngolza
(olezarsen) injection
80 mg/0.8 mL
IONIS


HEPLISAV-B

Vaccine Adjuvant 2017
HBV


onpattro
10 mg/5 mL

siRNA 2018
TTR Polyneuropathy


Tegsedi
(inotersen) injection 284 mg/1.5 mL

ASO 2018
TTR Polyneuropathy

waylivra®
(volanesorsen) injection 285 mg/1.5 mL

ASO 2019 EU
Familial Chylomicronemia Syndrome


GIVLAARI
189 mg/ml

siRNA 2019
AHP Porphyria


OXLUMO
94.5 mg/0.5 mL

siRNA 2020
Primary Hyperoxaluria type 1


Viltepso
(viltolarsen) injection
250 mg/5 mL (50 mg/mL)

SSO 2020
Duchenne Muscular Dystrophy


Amondys 45
(casimersen) Injection
100 mg/2 mL

SSO 2021


LEQVIO
(inclisiran) injection
284 mg/1.5 mL

siRNA 2021
LDL-C reduction "siRNA statin"


amvuttra
(vutrisiran) injection
25 mg/0.5 mL

siRNA 2022
TTR Polyneuropathy


VACCINE
Pfizer
VACCINE
moderna

mRNAs 2021/2022
Covid-19 Vaccines

Nucleic Acids Res, Volume 51, Issue 6, 11 April 2023, Pages 2529–2573, https://doi.org/10.1093/nar/gkad067

3

TGFB2 ASO

OT-101


1
2
3
4
5
ASO
pre-mRNA
intron
exon
mRNA
AUG sequence
RNase H
mi-RNA

Mechanisms of ASOs. 1—inhibition of 5′ cap formation, 2—steric blocking of translation, 3—alteration of splicing, 4—activation of RNase H, and 5—inhibition of miRNA. Created with BioRender.com(accessed on 16 August 2024). Çakan, E.; Lara, O.D.; Szymanowska, A.; Bayraktar, E.; Chavez-Reyes, A.; Lopez-Berestein, G.; Amero, P.; Rodriguez-Aguayo, C. Therapeutic Antisense Oligonucleotides in Oncology: From Bench to Bedside. Cancers 2024, 16, 2940. https://doi.org/10.3390/cancers16172940

TGF-beta has a long history

Deng, Z., Fan, T., Xiao, C. et al. TGF-β signaling in health, disease, and therapeutics. Sig Transduct Target Ther 9, 61 (2024). https://doi.org/10.1038/s41392-024-01764-w



1978
Discovery of 'sarcoma growth factor' and its effects on cell proliferation
1981
Purification and characterization of TGF-β
1982
Identification of TGF-β receptors
1983
Initial study on TGF-β signaling in wound healing
1984
Discovery of TGF-β latency and activation
1985
Complementary DNA cloning and amino-acid sequencing of human TGF-β1
Initial study on TGF-β signaling in cell differentiation
1986
Initial study on TGF-β signaling in immune regulation
1987
Identification of TGF-β2
Initial study on TGF-β signaling in embryonic development
1988
Identification of TGF-β3
1989
Initial study on TGF-β signaling in tissue fibrosis
1995
Initial study on TGF-β signaling in tumor development
1996
Discovery of SMADs as TGF-β signaling mediators
From bench to bedside
2005
First report of clinical trial of TGF-β antisense oligonucleotide trabedersen (in glioma)
2006
First report of clinical trial of TGF-β antisense-modified tumor cell vaccine (in solid tumors)
2011
First report of clinical trial of anti-TGF-β antibody fresolimumab (in primary focal segmental glomerulosclerosis)
2015
First report of clinical trial of TβRI kinase inhibitor galunisertib (in solid tumors)
2018
First report of clinical trial of anti-PD-L1/TβRII bifunctional fusion protein bintrafusp alfa (in solid tumors)

ONCOTELIC

TGF-beta is involved in many biological processes

Deng, Z., Fan, T., Xiao, C. et al. TGF-β signaling in health, disease, and therapeutics. Sig Transduct Target Ther 9, 61 (2024). https://doi.org/10.1038/s41392-024-01764-w



a Embryonic development
Differentiation
Myogenesis
Adipogenesis
Osteogenesis
SMC differentiation
Vasculogenesis
Hematopoiesis
Chondrogenesis
TGF-β signaling
SNAIL↑
SLUG↑
ZEB↑
TWIST↑
Embryonic development
EMT/EndMT
Apoptosis
b Wound healing
Inflammation
Re-epithelialization
Migration↑
Differentiation↑
RHO↑
ECM↑
MMP↑
TIMP↑
PAI↑
Chemotaxis↑
TGF-β signaling
VEGF↑
Wound healing
Angiogenesis
Fibroblast activation
c Tissue homeostasis
CDK
CKI
ID
MYC
CDC25A
BAX
BIM
BCL-2
TGF-β signaling
Proliferation
IκB-α
NF-κB
GADD45β
SHIP
TIEG
p38
AKT
BCL-XL
Apoptosis
d Immune homeostasis
Th2
Th9
Th17
Th1
Treg
CTL
B cell
Immunoreaction
TGF-β signaling
N2 neutrophil
Breg
N1 neutrophil
NK cell
M2 macrophage
M1 macrophage
DC
Immunosuppression

TGF-β signaling in health. TGF-β signaling plays a critical role in physiological conditions. a During embryonic development, TGF-β regulates cell differentiation, epithelial/endothelial-mesenchymal transition (EMT/EndMT), and apoptosis to ensure proper histogenesis and organogenesis. b TGF-β promotes wound healing by participating in inflammation, re-epithelialization, angiogenesis, and fibroblast activation. c TGF-β is indispensable for tissue homeostasis as it generally suppresses cell proliferation and induces cell apoptosis through various mechanisms. d TGF-β functions to suppress the activity of multiple immunocompetent cells while inducing the phenotypes of several immune immunosuppressive cells to maintain immune homeostasis.

TGF-beta is involved in many diseases

Deng, Z., Fan, T., Xiao, C. et al. TGF-β signaling in health, disease, and therapeutics. Sig Transduct Target Ther 9, 61 (2024). https://doi.org/10.1038/s41392-024-01764-w.

TGF-β signaling in disease. Dysfunctional TGF-β signaling is involved in numerous pathological processes. a Mutations that lead to decreased or increased TGF-β signaling can cause various developmental defects. b Deficient TGF-β signaling contributes to wound chronicity while excess TGF-β signaling leads to wound scarring and tissue fibrosis by stimulating ECM deposition through fibroblast activation and EMT/EndMT. c Dysfunctional TGF-β signaling exacerbates tissue injuries in inflammatory diseases and infectious diseases by promoting inflammation, pathogen infection, and tissue remodeling. d Aberrant TGF-β signaling is implicated in all aspects of tumor development including tumorigenesis, tumor growth, tumor invasion, tumor metastasis, as well as tumor microenvironment (TME) remodeling.



a Developmental defects
Cardiovascular defects
Craniofacial defects
ECM↑
CTGF↑
EndMT↓
EMT↓
TGF-β signaling
ECM↓
Skeleto-genesis↓
Bone formation↑
Bone resorption↑
Cutaneous defects
Skeletal defects
b Aberrant healing and fibrotic diseases
Wound chronicity
Fibroblast activation
Proliferation↑
Differentiation↑
Re-epithelialization↓
TGF-β signaling
ECM↑
TIMP↑
PAI↑
SNAIL↑
SLUG↑
ZEB↑
TWIST↑
ECM↑
EMT/EndMT
ECM deposition
c Inflammatory diseases and infectious diseases
Inflammation
Pathogen clearance↑
Immuno-suppression↑
TNF-α↑
IFN-γ↑
IL-6↑
Immuno-suppression↓
TGF-β signaling
Tissue remodeling↑
Binding↑
Replication↑
Tissue injuries
Pathogen infection
d Tumors
Tumorigenesis
Tumor growth
Proliferation↑
Apoptosis↓
Proliferation↑
Apoptosis↓
Myofibroblast↑
Immuno-suppression↑
TGF-β signaling
E-cadherin↓
MAPK↑
RHO↑
PAI↓
EMT↑
ECM remodeling↑
Angiogenesis↑
Tumor invasion and metastasis
TME remodeling

ONCOTELIC

Ongoing early clinical development of TGF-β-targeting therapies

Targets	Strategies	Treatments	Diseases	Clinical trials
Latent TGF-β complex	Monoclonal antibody	SRK-181	Solid tumors	NCT04291079 (phase 1)
GARP	Monoclonal antibody	HLX60	Solid tumors and lymphoma	NCT05483530 (phase 1) and NCT05606380 (phase 1)
TGF-β	Monoclonal antibody	SAR439459	Multiple myeloma and osteogenesis imperfecta	NCT04643002 (phase 1/2) and NCT05231668 (phase 1)
TβR	Dominant-negative TβR	TGF-β-resistant cytotoxic T lymphocytes	Lymphoma	NCT00368082 (phase 1)
TβRI	Kinase inhibitor	Galunisertib/ Development of galunisertib by Eli Lilly was discontinued in January 2020. Galunisertib had been in a trial for both lung and liver cancers, including a combo test starting in 2015 with Bristol-Myers Squibb's Opdivo. "wound down and terminated as part of our effort to focus the pipeline on higher conviction programs with the greatest potential for patients and pipeline assessment is ongoing." https://www.fiercebiotech.com/biotech/eli-lilly-cuts-three-cancer-drugs-amid-q4-clear-out	Nasopharyngeal carcinoma, prostate cancer, colorectal cancer, and glioma	NCT04605562 (phase 2), NCT02452008 (phase 2), NCT02688712 (phase 2), NCT01582269 (phase 2), NCT05700656 (phase 1/2), and NCT01682187 (phase 1)
TβRI	Kinase inhibitor	Vactosertib/ Vactosertib pharmacokinetics were dose-proportional within tested dose range with negligible accumulation when administered once daily for five days. Considering the short half-life, it seems necessary to administer vactosertib twice- or thrice-daily to maintain its concentrations above minimum effective level over a dosing interval.	Solid tumors and myeloproliferative neoplasm	NCT04515979 (phase 2), NCT04064190 (phase 2), NCT05436990 (phase 2), NCT04103645 (phase 2), NCT05588648 (phase 1/2), NCT03802084 (phase 1/2), etc.
TβRI	Kinase inhibitor	LY3200882	Solid tumors	NCT02937272 (phase 1)

ONCOTELIC

Ongoing Phase 3 of TGF-β-targeting therapies

Targets	Strategies	Treatments	Diseases	Clinical trials
TGF-β2 mRNA	Antisense oligonucleotide	OT-101 - TGFB2	Pancreatic ductal adenocarcinoma	NCT06079346 (phase 3) and NCT04862767 (phase 1)
TGF-β	Monoclonal antibody	NIS793- TGFB1,2,3	Pancreatic cancer, colorectal cancer, and MDS	NCT04935359 (phase 3), NCT04390763 (phase 2), NCT04952753 (phase 2), NCT05417386 (phase 1), and NCT04810611 (phase 1)
TGF-β	Ligand trap	Bintrafusp alfa- TGFB1	Solid tumors	NCT05061823 (phase 3), NCT03436563 (phase 2), NCT04396886 (phase 2), NCT05005429 (phase 2), NCT04708470 (phase 1/2), NCT04574583 (phase 1/2), etc.

- Based on a benefit-risk assessment, Novartis discontinued the NIS793 program in metastatic pancreatic ductal adenocarcinoma. https://endpts.com/novartis-cuts-tgfs-antibody-licensed-from-xoma-ends-phii-studies/. More patients died of pancreatic cancer, the indication being studied, in the NIS793 arm of the study than in the comparator arm. No specific pattern of adverse events was identified that would explain the increased number of deaths, additionally there was no suggestion of any of the secondary efficacy endpoints being met.
- After two years and multiple trial failures, Merck KGaA, Darmstadt, Germany and GlaxoSmithKline have terminated a nearly $4 billion development agreement that centered on the experimental immunotherapy drug bintrafusp alfa. Phase III was terminated as the Independent Data and Safety Monitoring Board determined the study was not likely to meet its primary endpoint of progression free survival.
- OT-101 phase 3 is still ongoing. A case of TGFB2 specific inhibition

OT-101 Summary

- Novel antisense oligodeoxynucleotides (ODNs) - for the treatment of patients with pancreatic cancer, malignant melanoma, colorectal cancer, high-grade glioma (HGG), and other malignancies overexpressing transforming growth factor β2 (TGF-β2).
- A single-stranded phosphorothioate antisense oligodeoxynucleotide (18-mer) that directly targets human TGF-β2 messenger ribonucleic acid mRNA and indirectly targets TGF-β1.
- Treated more than 200 patients in 7 clinical trials - 6 oncology clinical trials (Glioblastoma: 3 Phase 1 trials, 1 Phase 2 trials; Anaplastic Astrocytoma: 1 Phase 3 trial; Pancreatic cancer, melanoma and colorectal cancer: 1 Phase 1/2 clinical trial) and 1 COVID-19 clinical trial (Phase 2 clinical trial)
- Clinical efficacy demonstrated in patients with glioblastoma, pancreatic cancer, melanoma after treatment failure
- no known safety issues
- **Orphan drug designation for three tumor indications in the United States and the European Union / Rare pediatric disease designation for diffuse pontine glioma (DMG) in the United States (PRV).**
- Manufacturing process optimized for commercialization

10

ONCOTELIC

OT-101 is designed to direct M2- tumor promoting- to M1 – Tumor suppressing.

The polarization of Tumor-Associated Macrophages (TAMs) and their characteristics. The figure displays a general principle of polarized M1-like and M2-like phenotypes. M1-like and M2-like phenotypes represent two extremes of TAM polarization and display distinct functions. In response to different stimuli in the TME, TAMs undergo M1-like, or M2-like activation. M1-like TAMs are stimulated by IFN-γ, TGF-α, or GM-CSF, express CD68, CD80, and CD86, secrete IL-1β, IL-6, IL-12, IL-23, CXCL9, and CXCL10, and exert anti-tumor effects. In contrast, M2-like TAMs are activated by IL-10 or **TGF-β**, express CD163, CD204, and CD206, secrete IL-10, TNF, CCL17, CCL18, CCL22, and CCL24 and promote tumor progression. Redefining Tumor-Associated Macrophage Subpopulations and Functions in the Tumor Microenvironment Kaiyue Wu


Marker:
CD204, CD206
and CD163
Secretion:
IL-10, TNF-β,
CCL17, CCL18,
CCL22 and CCL24
Stimulated by IL-10
and TGF-β
M2
Tumour progression
Angiogenesis
Treg cell
Recruited
by CCL2
and CCL5
CD8+T cell
Monocyte
NK cell
Tumour cell
Stimulated by IFN-γ,
TNF-α and GM-CSF
Tumour suppression
M1
Marker:
CD68, CD80
and CD86
Secretion:
IL-1β, IL-6, IL-12,
IL-23, TNF-α,
CXCL9 and CXCL10

Intracranial delivery

OT-101 FOR GBM


Patient #4-302
Male, 40 y, 11 cycles
Time after
OT-101 treatment:
Baseline
6 months
10 months
22 months
42 months

TGF-B2 is a negative prognostic factor for survival in pediatric DMG

- The Cancer Genome Atlas (TCGA) collected, characterized, and analyzed cancer samples from over 11,000 patients over a 12 year period. All data collected and processed by the program is currently available at the Genomic Data Commons (GDC). This is a joint effort between NCI and the National Human Genome Research Institute since 2006. All pediatric brainstem patients, excluding spinal cord patients, were analyzed. High TGF-β2 (and not β1 nor β3) is associated with poor overall survival (OS) across all quartiles.


X-Axis Max:
138 Months Survival
Logrank Test P-Value: 0.0159
(A) -2.42--0.45
(B) -0.43-0.33
(C) 0.37-1.00
(D) 1.02-2.08
OS_
OS_MONTHS

	Number of Cases, Total	Number of Events	Median Months OS_ (95% CI)
(A) -2.42--0.45	26	21	13.00 (10.00 - 51.00)
(B) -0.43-0.33	24	14	23.00 (11.00 - NA)
(C) 0.37-1.00	23	16	20.00 (12.00 - NA)
(D) 1.02-2.08	23	21	11.00 (9.00 - 20.00)

TGF-B1


X-Axis Max:
138 Months Survival
Logrank Test P-Value: 2.044e-3
(A) -1.81--0.07
(B) -0.06-0.56
(C) 0.60-1.22
(D) 1.23-3.32
OS_
OS_MONTHS

	Number of Cases, Total	Number of Events	Median Months OS_ (95% CI)
(A) -1.81--0.07	25	19	22.00 (13.00 - 57.00)
(B) -0.06-0.56	24	15	25.00 (12.00 - NA)
(C) 0.60-1.22	22	15	13.00 (11.00 - NA)
(D) 1.23-3.32	24	22	9.00 (8.00 - 16.00)

TGF-B2


X-Axis Max:
138 Months Survival
Logrank Test P-Value: 0.604
(A) -1.86--0.75
(B) -0.75--0.09
(C) -0.03-0.76
(D) 0.83-2.47
OS_
OS_MONTHS

	Number of Cases, Total	Number of Events	Median Months OS_ (95% CI)
(A) -1.86--0.75	25	18	13.00 (10.00 - NA)
(B) -0.75--0.09	27	16	17.00 (8.00 - NA)
(C) -0.03-0.76	23	18	14.00 (11.00 - 51.00)
(D) 0.83-2.47	23	21	16.00 (12.00 - 23.00)

TGF-B3

TGF-B2 is a Negative Prognostic Factor in Adult Gliomas + TMZ or Radiation

- Gliomas treated with TMZ or Radiation exhibited increasing OS with decreasing TGF-B2



X-Axis Max: 183 Months Survival
Logrank Test P-Value: 0.180
(A) -2.94--0.70
(B) -0.68-0.16
(C) 0.17-0.75
(D) 0.75-2.00
X-Axis Max: 183 Months Survival
Logrank Test P-Value: 1.66e-10
(A) -2.19--0.70
(B) -0.69--0.01
(C) -0.00-0.94
(D) 1.00-3.06
X-Axis Max: 183 Months Survival
Logrank Test P-Value: 8.317e-3
(A) -3.49--0.69
(B) -0.68--0.01
(C) -0.01-0.67
(D) 0.68-3.15
X-Axis Max: 212 Months Survival
Logrank Test P-Value: 0.364
(A) -2.76--0.47
(B) -0.46-0.24
(C) 0.25-0.78
(D) 0.79-2.00
X-Axis Max: 212 Months Survival
Logrank Test P-Value: 2.74e-7
(A) -2.19--0.54
(B) -0.53--0.00
(C) 0.00-0.97
(D) 0.99-3.06
X-Axis Max: 212 Months Survival
Logrank Test P-Value: 0.0109
(A) -3.49--0.75
(B) -0.70-0.06
(C) 0.06-0.67
(D) 0.68-3.15
Probability of Overall Survival
Overall Survival (Months)

TGF-B1 TGF-B2 TGF-B3

Phase IIb G004 trial of Trabedersen (OT-101) in High Grade Gliomas

Study Objectives

- To identify the target patient population most likely to benefit from OT-101 for subsequent confirmatory Phase II/III registration trial

Key patient inclusion criteria

- Supratentorial tumor
- Lesion < 4.5 cm by MRI
- Lesion < 50 cm3 in volume
- Recurrent or refractory disease.
- Life expectancy > 3 mos
- Karnofsky > 70%


R
2:1
OT-101
10 µM or 80 µM
(n=89)
OS
Stratification
Chemo Naïve vs. Prior Chemotherapy
Subsequent Chemotherapy vs. BSC
10 µM OT-101 vs. 80 µM OT-101
Standard Chemotherapy
(n=45)
OS

SECONDARY ENDPOINTS*

- OS and Myelosuppression

***The trial met its Primary Objective:** To evaluate the efficacy of two doses (10 µM and 80 µM) of AP 12009/ OT-101 on the tumor control rate (CR+PR+SD) at six months based on central MRI assessment in comparison to standard treatment (Temozolomide [TMZ] or combination of Procarbazine, CCNU [Lomustine], and Vincristine [PCV]).

G004-Phase 2b GBM Trial

- Title: A multi-national, multi-center, open-label, active-controlled, randomized parallel-group dose-finding study to evaluate the efficacy and safety of two dos of OT-101 in adult patients with recurrent high-grade glioma, administered intratumorally as continuous high-flow microperfusion over a 7-day period ever other week.
- Pts#: N = 145. OT-101 10 µM, N = 40; OT-101 80 µM, N = 49; Control, N = 45
- Single agent activity on par with TMZ- the most active agent against glioblastom
- Objective responses were observed among the 87 evaluable patients treated w OT-101:
- Best Objective Responses were: 5 CR (5.9%), 14 PR (16.5%), 28 SD (31.8%), and PD (45.9%)
- Confirmed Best Objective Responses were: 4 CR (4.7%), 12 PR (12.9%), 31 SD (36.5%), and 40 PD (45.9%)
- Best Objective Responses were confirmed with deeper tumor reduction.
- Best Objective Responses were confirmed with improved OS: CR: >66mos, PR: 3 mos, SD: 14.7 mos, and PD: 5.5mos.



A
Max. Tumor Reduction (($Log_{10}mm^3$)/Baseline)
0
-1
-2
-3
-4
405402
306539
405413
309538
403408
108138
304532
305503
407409
310510
502201
403405
404417
405412
405704
404702
404705
203302
301525
UPN
Cancer type
AA
GBM
B
Log Vol = -0.084*Time + 4.281
R^2 = 0.342(P < 0.001)
Tumor Volume ($Log_{10}mm^3$)
1
2
3
4
5
6
0
5
10
15
20
Time from Randomization (months)

ONCOTELIC

OT-101 Glioma Trials : G001-G005

Parameter	Study No.				
	G001	G002	G003	G004	G005
Aim	Determination of the MTD/MTC, safety, and efficacy			Evaluation of efficacy and safety compared to standard chemotherapy	Evaluation of efficacy and safety compared to standard chemotherapy
Clinical phase	I/II			IIb	III
Study design	Randomized, multicenter, open-label, dose escalation			Randomized, active-controlled, open-label, parallel-group, multi-national, multicenter,	Randomized, active-controlled, open-label, parallel-group, multi-national, multicenter
Patient population	Adult patients with either recurrent/refractory AA or recurrent/refractory GBM, i.e. patients previously treated with standard therapy (surgery, radiotherapy, and/or chemotherapy)			Same as G001 to G003, but patients with no more than 2 previous (radio) chemotherapies	Same as G004
Administration of trabedersen	Intratumorally, using CED via 1 single intratumoral catheter			Same as G001 to G003	Same as G001 to G004
Dose of trabedersen	2.5, 10, 40, and 80 µM at 4 µL/min for 4 d	2.5 µM at 4 µL/min for 4 d	80 µM at 8 µL/min for 4 d	10 µM at 4 µL/min for 7 d	10 µM at 4 µL/min for 7d
	80 µM at 8 µL/min for 4 d	80 µM at 8 µL/min for 4 d	80 µM at 8 µL/min for 7 d	80 µM at 4 µL/min for 7 d	
Duration of treatment per treatment cycle	4 d	4 d	4 d or 7 d [a]	7 d [a]	7d [a]
No. of treatment cycles	1	1	At least 2 and up to 10	At least 4 and up to 11 [b]	Up to 11
No. of patients Enrolled (AA/GBM) Safety (AA/GBM) Efficacy (AA/GBM)	 (6 [c]/13) (6/13) (5/11)	 (2 [d]/1 [e]) (2/0) (2/0)	 (1 [f]/6) (1/6) (1/5)	10 µM / 80 µM / Control [g] (14/34) (16/34) (12/35) (12/29) (15/34) (12/33) (12/28) (15/34) (12/33)	10 µM / Control (14/0) (10/1) (12/1) (12/0) (13/0) (9/1)

Central Nervous System Drug Delivery Technology

- Meant for either long infusion with inwelling tubing or short (4.5 hr) infusion with external tubing
- Neurological diseases including Alzheimer, Parkinson, Baten.
- Neurological cancers including DIPG, DMG, Leptomeningeal metastases
- Patent issued March 2025


111
113
103
101
105
115
107
109
117


111
113
105
103
101
115
117

18


Overview of pancreatic ductal adenocarcinoma
A
Stage 1 | Tumor is located only in pancreas.
Stage 2 | Tumor involves lymph nodes and is outside pancreas (e.g. common bile duct).
Stage 3 | Tumor involves celiac axis or superior mesenteric artery.
Stage 4 | Cancer is growing in organs beyond the pancreas (e.g. liver).
Tumor
Pancreas
Gallbladder
Lymph nodes
Cancerous lymph nodes
Common bile duct
Duodenum
Superior mesenteric artery
Liver
Metastasis
B
Normal pancreatic tissue
PDAC
Pancreatic duct
Blood vessel
Normal ECM density
Tumour overtakes pancreatic ducts
Collapsed blood vessel
Desmoplastic reaction
C
T0 = No evidence of primary tumour
Tis = Carcinoma in situ
T1 = Tumour limited to the pancreas, ≤2 cm in greatest dimension
T2 = Tumour limited to the pancreas, >2 cm in greatest dimension
T3 = Tumour extends beyond the pancreas but without involvement of the coeliac axis or the superior mesenteric artery
T4 = Tumour involves the coeliac axis or the superior mesenteric artery (unresectable primary tumour)
Nx = Regional lymph nodes cannot be assessed
N0 = No regional lymph node metastasis
N1 = Regional lymph node metastasis
M0 = No distant metastasis
M1 = Distant metastasis
Acinar cell
Macrophage
Lymphocyte
Cancer cell
Fibroblast
Cancer-associated fibroblast

Where Do We Stand with Immunotherapy for Advanced Pancreatic Ductal Adenocarcinoma: A Synopsis of Clinical Outcomes
MDPI Biomedicines. December 202210(12):3196.
DOI:10.3390/biomedicines10123196

IV delivery

OT-101 + mFOLFIRINOX FOR PDAC

TGF-B2 is negative prognostic indicator for OS in PDAC

- PDAC has worse OS with high TGF-B2. Suggesting that treatment with OT-101 should be effective
- No impact of TGF-B1 nor TGF-B3
- Again validating TGF-B2 as the target
- Note the >2X improvement in OS (15 mos with high TGF-B2 versus 37 mos with low TGF-B2)



X-Axis Max:
91 Months Survival
Logrank Test P-Value: 5.150e-3
(A) -3.62--0.63
(B) -0.63-0.04
(C) 0.05-0.55
(D) 0.55-2.95
Probability of Overall Survival
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90
Overall Survival (Months)

	Number of Cases, Total	Number of Events	Median Months Overall (95% CI)
(A) -3.62--0.63	**82**	**35**	**37.12 (17.48 - NA)**
(B) -0.63-0.04	**96**	**49**	**20.17 (18.67 - 49.34)**
(C) 0.05-0.55	**87**	**48**	**20.84 (17.92 - 23.08)**
(D) 0.55-2.95	**90**	**53**	**15.81 (15.05 - 20.61)**

ONCOTELIC

Phase I/II P001 trial of OT-101

Study objectives

- Title: An Open-Label, Multicenter Dose-escalation Study to Evaluate the Safety and Tolerability of OT-101 (TGF-β2-specific Phosphorothioate Antisense Oligodeoxynucleotide), Administered Intravenously in Adult Patients with Advanced Tumors Known to Overproduce TGF-β2, Who are Not or No Longer Amenable to Established Therapies.



Key patient inclusion criteria
• No longer amenable to established forms of therapy.
• At least one measurable lesion
• Karnofsky > 80%
Pancreatic cancer: stage III or IV (n=37)
OS
Melanoma: stage III/IV Colorectal Cancer: stage III/IV(n=24)
OS

Pts#: 61 (37 with pancreatic cancer; 19 with malignant melanoma; 5 with colorectal cancer)
Primary Objective: To determine the maximum tolerated dose (MTD) and the dose limiting toxicities (DLTs) of two cycles of OT-101 administered intravenously (i.v.) for 7 days or for 4 days every other week.
OT-101 was well tolerated. MTD not reached and Efficacy Demonstrated. Efficacy was on par with Onivyde.

PK/PD Analysis

- OT-101 PK is dose proportional ($p<0.0001$) (Figure 2).
- More than half of the OT-101 treated PC patients went into long term disease control (21 of 37 pts, 55%) allowing them to enter into subsequent chemotherapy which has an unexpected benefit of more than doubling their median OS, 9.3 vs. 2.6 mos, $p<0.0001$.
- Among those who underwent subsequent chemotherapy, high AUC was associated with improved OS, 9.6 vs. 2.4 mos, $p=0.0006$.
- PFS changes for the three indications are:
  - 56 vs. 55 days (PDAC)
  - 40 vs. 84 days (CRC)
  - 49 vs. 67 days (Melanoma)

Figure 2: Bivariate Fit of AUC_{last} By Total Dose



4/10
7/7
AUClast (µg*h/mL)
800
600
400
200
0
0
500
1000
1500
Total dose (mg/m2)
Linear Fit

Linear Fit

$AUC_{last} = 0 + 0.3568*\text{Total Dose}$

End-point	Onivyde + 5-FU/LV [5]	Onivyde [5]	5-FU/LV [5]	OT-101	Su et al. DC	Su et al. PD	OT-101 DC	OT-101 PD	OT-101 High AUC	OT-101 Low AUC
	(n = 117)	(n = 151)	(n=149)	**(n = 36)**	(n = 19)	(n = 25)	**(n = 18)**	(n = 14)	**(n = 19)**	(n = 13)
OS, mos	6.2	4.9	4.2	**5.2**	8.4	3.2	**9.3**	2.9	**8.9**	3.7

P201 STOP-PC Trial


STOP PC
overview
check eligibility
FAQ
contacts
STOP-PC
CLINICAL TRIAL
IS NOW
RECRUITING
OVERVIEW
A Randomized Phase 2b/Phase 3 Study of the TGF-β2 Targeting Antisense Oligonucleotide OT-101 in Combination with mFOLFIRINOX Compared with mFOLFIRINOX Alone in Patients with Advanced and Unresectable or Metastatic Pancreatic Cancer.
STOP-PC Clinical Trial Explainer Vid...
AN INVITATION
TO PARTICIPATE IN
STOP-PC
CLINICAL TRIAL
OT-101
+ FOLFIRINOX
VS
FOLFIRINOX
ALONE
Pancreatic Cancer
The transforming growth factor-β (TGF-β for short) is a protein that modulates the activity of immune cells. In cancer tissue it suppresses immune cell response and contributes to tumor growth and spread.
OT-101 is a first-in-class RNA therapeutic designed to fight the immunosuppressive actions of TGF-β2, reduce the level of TGF-β2 in malignant tumors, and thereby delay the progression of disease.
OT-101 has demonstrated notable single-agent activity, consistently surpassing reported literature data for overall survival. Importantly, the overall survival increased in a dose-dependent manner at the levels of 140mg/m2 and higher.
The Phase 2/3 trial that you are being asked to participate in will compare OT-101 plus mFOLFORINOX with mFOLFORINOX alone as second line therapy in patients whose cancer progressed.
The trial will have 2 parts:
The goal of Part 1 is to estimate the maximum tolerated dose (MTD) of OT-101. After completion of Part 1, a justification for the dose regimen of OT-101 for Part 2 will be discussed with FDA.
The main goal of Part 2 is to compare the efficacy of OT-101 in combination with mFOLFORINOX versus mFOLFORINOX alone in patients with metastatic pancreatic cancer by measuring the overall survival (OS).

- **P201: A Randomized Phase 2b/Phase 3 Study of the TGF-β2 Targeting Antisense Oligonucleotide OT-101 in Combination with mFOLFIRINOX Compared with mFOLFIRINOX Alone in Patients with Advanced and Unresectable or Metastatic Pancreatic**
- **NCT06079346**
- **Patient population**
  - Adult patients with advanced and unresectable or metastatic pancreatic
    - OT-101 + mFOLFIRINOX
    - mFOLFIRINOX alone
- Cromos as CRO
- https://stop-pc.com/

Phase 3 Trial Design: OT-101 + mFOLFIRINOX

TGFB2 suppression synergizes only with Irinotecan – not paclitaxel nor gemcitabine. Note- NIS793 chose ABX/Gem.

Subsets of pts treated with various drug/drug combinations were examined for synergy with TGFB2 inhibitor.

There is a progressive increase in OS as we narrow in on patient population treated with irinotecan. The FOLFIRINOX seems to be the most affected by TGF-beta2 level. [Log rank p = 0.0174]


Irinotecan Treated Pts
Percent survival
0
10
20
30
40
50
60
70
80
90
100
110
OS_MONTHS
0
10
20
30
40
TGFB2 High
TGFB2 Low


Gemcitabine (11% pts treated with irinotecan)
Fluorouracil (35% pts treated with irinotecan)
Oxaliplatin (57% pts treated with irinotecan)
Leucovorin (65% pts treated with Irinotecan)
Irinotecan (100% pts treated with irinotecan)


Tumor Microenvironment
Tumor
KEYTRUDA: Mechanism of action
T Cell and Tumor Cell Interaction
Antigen
TCR
MHC
KEYTRUDA
PD-1
PD-L1
PD-L2
Activated
cytotoxic T cell
Tumor cell
LENVIMA: Mechanism of action
FGFs
FGF19
Tumor cell
FGFR1-3
FGFR4
Inhibition with
LENVIMA
Survival/Growth
VEGF
FGFs
Endothelial cell
VEGFR2
FGFR1
Inhibition with
LENVIMA
Angiogenesis
Blood vessels
Normal cells
T cell
Tumor-associated
macrophage (TAM)

IV delivery

OT-101 + KEYTRUDA FOR LUNG CANCER AND MELANOMA

OT-101 Checkpoint inhibitor combination therapies

- Box = PD-1 which is only present in M2 TAMs
- OT-101 + PD1 Inhibitor combination / External collaborations with Merck and others.
- OT-101 + PD1 Inhibitor + IL-2/ External collaborations with Regneneron and others
- **OT-101 suppression of TGF-B2 suppresses and repolarizes M2 to M1 and tumor regression**
- **OT-101 is working on the same target as PD-1 inhbitor**


T lymphocytes
Killing target cells
Cytokines
IL-8
IL-10
IL-6
ELMO1 ↑
JAK/STAT3/Snail ↑
PD-L1
PD-1
CD47
SIRPα
MHC I
LILRB1
CD24
Siglec-10
Epithelial-mesenchymal transition
Tumor cell
TAM
Macrophages
Tumor cells
miRNA
Exosomes
ApoE
TAMs in promoting tumor progression

A case for PD-1 Combination

- **TGFB1 versus TGFB2:** Bintrafusp alfa is inhibiting TGF-beta 1 by binding to the TGFB1 protein only with no affinity for TGFB2. TGFB2 (not TGFB1)- is upregulated in advance stage tumors; TGFB2 (not TGFB1) is associate with worse prognosis across multiple cancer types; TGFB2 (not TGFB1) synergizes with PD1 checkpoint inhibitor such as pembrolizumab

TGFB2/ Pembrolizumab treated pts

P value: 0.005



TGFB2
HR = 1.69 (1.17 - 2.44)
logrank P = 0.005
Probability
0.0 0.2 0.4 0.6 0.8 1.0
Expression
low
high
0 10 20 30 40 50
Time (months)
Number at risk
low 119 85 58 20 6 3
high 119 59 26 10 3 3

Median survival

Low expression cohort (months): 32.62

High expression cohort (months): 14.46

TGFB1/Pembrolizumab treated pts

P value: 0.3938



TGFB1
HR = 1.17 (0.81 - 1.69)
logrank P = 0.39
Probability
0.0 0.2 0.4 0.6 0.8 1.0
Expression
low
high
0 10 20 30 40 50
Time (months)
Number at risk
low 119 74 51 18 4 3
high 119 70 33 12 5 3

Median survival

Low expression cohort (months): 28.85

High expression cohort (months): 17.02

TGFB2/ Atezolizumab

P value: 0.0385



TGFB2
HR = 0.78 (0.61 - 0.99)
logrank P = 0.039
Probability
0.0 0.2 0.4 0.6 0.8 1.0
Expression
low
high
0 5 10 15 20 25 30
Time (months)
Number at risk
low 228 146 103 85 46 1 0
high 219 159 124 100 57 20 6

Median survival

Low expression cohort (months): 9.03

High expression cohort (months): 15.8

TGFB1/ Atezolizumab

P value: 0.5327



TGFB1
HR = 0.93 (0.73 - 1.18)
logrank P = 0.53
Probability
0.0 0.2 0.4 0.6 0.8 1.0
Expression
low
high
0 5 10 15 20 25 30
Time (months)
Number at risk
low 224 148 110 91 55 3 1
high 223 157 117 94 48 18 5

Median survival

Low expression cohort (months): 10.41

High expression cohort (months): 12.71

ONCOTELIC

OT-101 With Pembrolizumab for Newly Diagnosed Advanced NSCLC and Positive PD-L1/ ClinicalTrials.gov ID NCT06579196/ University of Nebraska

- FPI expecting April 2025
- Phase I: Dose Finding. Dose Limiting toxicity (DLT) and Maximum Tolerated Dose (MTD)
- Experimental: Arm I: Dose Finding: Participants receive either 140, 190, or 250 mg/m2 intravenous OT-101/Trabedersen for up to 12 weeks using a 4 days on 10 days off dosing schedule. The dose level is determined according to the Bayesian optimal interval (BOIN) design with cohort size 3. Participants receive concurrent administration of 400 mg intravenous Pembrolizumab every 6 weeks.
- Phase II: Progression-Free Survival (PFS). Progression-Free Survival (PFS) defined as first therapy until the first documentation of clinical progression, relapse, or death due to any cause. Participants not experiencing an event of interest will be right-censored at last known disease status
- Experimental: Arm II: Treatment: Participants receive the recommended phase II dose of intravenous OT-101/Trabedersen (140, 190, or 250 mg/m2) until progression using a 4 days on 10 days off dosing schedule. Participants receive concurrent administration of 400 mg intravenous Pembrolizumab every 6 weeks.

Synergy of TGFB2 low (OT-101) and IL2 high (IL2)

- Combining low TGFB2 (denominator) to show effect of OT-101 suppression of TGFB2 and high IL2 (as numerator) to show effect of IL-2 therapy clearly demonstrate synergy between the two therapeutics when used in conjunction with CKIs – specifically PD-1 inhibitors such as Keytruda
- Melanoma only PD1: Survival advantage increased from 7 mos to 8 mos


IL2
HR = 0.57 (0.41 - 0.8)
logrank P = 0.0011
Probability
Expression
low
high
Time (months)
Number at risk
low 204 132 93 38 5 2
high 121 93 66 29 6 6

Download plot as a PDF

Upper quartile survival

Low expression cohort (months)	High expression cohort (months)
8.07	15.47


TGFB2
HR = 1.62 (1.19 - 2.2)
logrank P = 0.0022
Probability
Expression
low
high
Time (months)
Number at risk
low 162 122 91 37 6 4
high 163 103 68 30 5 4

Download plot as a PDF

Median survival

Low expression cohort (months)	High expression cohort (months)
32.62	19.07


HR = 0.49 (0.36 - 0.67)
logrank P = 5.4e-06
Probability
Expression
low
high
Time (months)
Number at risk
low 162 96 63 27 3 1
high 163 129 96 40 8 7

Download plot as a PDF

Upper quartile survival

Low expression cohort (months)	High expression cohort (months)
6.7	14.63

OT-101 in Combination With Recombinant Interleukin-2(Aldesleukin) in Advanced or Metastatic Solid Tumor. ClinicalTrials.gov ID NCT04862767

- Study Completed
- The study was divided into two cohorts based on the dosage of the investigational product. It started with Cohort 1 (Level 1: TASO-001 140 mg/m²/day). The occurrence of dose-limiting toxicities (DLT) was assessed up to day 14 after the start of the second cycle of investigational product administration. Based on the decision of the Data Monitoring Committee (DMC), dosage for Cohort 2 was planned to proceed at either Level 2 (TASO-001 190 mg/m²/day) or Level -1 (TASO-001 110 mg/m²/day). The 3+3 design was applied for participant recruitment in each cohort.
- Incidence of MTD (Tolerability) [Time Frame: 4weeks(DLT)]
- ORR(objective response rate) [Time Frame: every 8 weeks, and up to 14 days after the last dose of OT-101]. In case the best overall response expressed as CR or PR by RECIST v1.1 and iRECIST, the rate of subjects should be presented for each dose group.
- The combination therapy of OT-101 at 140 mg/m²/day with IL-2 can proceed to a Phase 2 clinical trial to evaluate its efficacy in patients with advanced or metastatic solid tumors.



incidence
molecular features
localization
other characteristics
MSI immune subtype CMS1
14 %
CIN low
CH3
BRAF
MSI high
Hypermutated
Methylation status CIMP high
proximal colon
↑ expression of genes associated with a diffuse immune infiltrate and DNA damage repair
worse prognosis after relapse
Canonical subtype CMS2
37 %
CIN high
MSI stable
Methylation status CIMP negative
distal colon to rectum
epithelial differentiation
WNT and MYC activation
↑ expression miR-17-92
Metabolic subtype CMS3
13 %
CIN low
KRAS
MSI stable
Methylation status CIMP low
no specific localization
metabolic dysregulation
↓ expresion of let-7 miR family
Mesenchymal subtype CMS4
23 %
CIN high
MSI stable
Methylation status CIMP negative
distal colon to rectum
TGF-beta and EMT activation
stromal infiltration
angiogenesis
worse prognosis after relapse
worse overall survival
↓ expression miR-200

Cervena, Klara & Siskova, Anna & Buchler, Tomas & Vodicka, Pavel & Vymetalkova, Veronika. (2020). Methylation-Based Therapies for Colorectal Cancer. Cells. 9. 1540. 10.3390/cells9061540.

ONCOTELIC

IV delivery

OT-101 FOR CRC

Synergistic effect of TGFB2 and TGM6 on survival in CRC

- Bioinformatic analyses were performed to determine the impact of TGFB2 expression on survival in CRC.
- TGFB2 exhibits sexual dimorphism in CRC patients; Its impact on OS was minimal except for RFS.
- The impact of combined TGFB2 and TGFM6 were synergistic and robust
- The activity was specific to mesenchymal form of CRC

		RFS	OS			RFS	OS			RFS	OS
TGM6		0.00071	0.001	TGFB2		ns	ns	TGFB2+TGM6		0.0015	0.00043
	Female	ns	ns		Female	2.20E-06	ns		Female	0.042	0.021
	Male	ns	0.00098		Male	ns	ns		Male	0.00093	0.018
CMS	microsatellite unstable	ns	ns	CMS	microsatellite unstable	ns	ns	CMS	microsatellite unstable	ns	ns
	canonical	ns	ns		canonical	ns	ns		canonical	0.0075	ns
	metabolic	ns	ns		metabolic	ns	ns		metabolic	ns	ns
	mesenchyma	ns	ns		mesenchyma	ns	ns		mesenchyma	0.0052	1.40E-05
Mesenchymal	Female	ns	ns	Mesenchyma	Female	ns	ns	mesenchyma	Female	ns	0.0035
	Male	ns	ns		Male	ns	ns		Male	ns	0.0054

TGFB2 and TGM6 OS response is Mesenchymal specific

- Consensus Molecular Subtypes (CMS) of colorectal cancer.
  - **1. CMS1: Microsatellite Instability Immune (MSI Immune):** microsatellite instability (MSI-H). **Immune Activation**
  - **2. CMS2: Canonical: Epithelial:** CMS2 tumors are primarily epithelial, with high expression of WNT and MYC signaling pathway genes. **Chromosomal Instability**
  - **3. CMS3: Metabolic: Metabolic Dysregulation:** CMS3 tumor are distinguished by their metabolic signature. **Intermediat Immune Features:** some immune infiltration but not as pronounced as in CMS1.
  - **4. CMS4: Mesenchymal: Stromal Invasion:** significant stromal invasion, high content of cancer-associated fibroblasts and other stromal cells. This subtype is associated with a poor prognosis.
- The impact of combined TGFB2 and TGFM6 were synergistic and robust . The activity was specific to mesenchymal form of CRC

OS- All pts


HR = 1.53 (1.2 - 1.94)
logrank P = 0.00043
Probability
Expression
low
high
Time (months)
Number at risk
low 410 202 49 9 1
high 404 175 42 4 0

Median survival

Low expression cohort (months)	High expression cohort (months)
183	112

OS- Mesenchymal


HR = 2.44 (1.61 - 3.69)
logrank P = 1.4e-05
Probability
Expression
low
high
Time (months)
Number at risk
low 107 65 19 6 1
high 106 40 8 0 0

Median survival

Low expression cohort (months)	High expression cohort (months)
132	42

TGM6 has the highest impact on OS

- Different isoforms of TGM were examined and only TGM4, 5, and 6 were active with TGM6 being the most active.

	TGM5 (TG_X)	TGM7 (TG_Z)	EPB42 (band 4.2 protein)	TGM2 (TG_C)	TGM6 (TG_Y)	TGM3 (TG_E)	TGM4 (TG_P)	F13A1 (factor XIII a-subunit)	TGM1 (TG_K)
Chromosomal localization									
human	15q15.2	15q15.2	15q15.2 (27, 28, a)	20q11-12 (14,26, b)	20q11 (14, c)	20q11 (14, c)	3p21-22 (29, 30)	6p24-25 (25)	14q11.2 (18)
mouse	2, 67-69 cM	2, 67-69 cM	2, 67-69 cM (46, a)	2, 89-91 cM (47, a)		2, 74-78 cM			
Gene size									
human	~35kb	~26kb	~20kb (15)	~37kb (14, 26, b)	~45kb	~43kb (14)	~35kb (16)	~160kb (17)	~14kb (12, 18, 19)
mouse			~22kb (62)	~34kb (47)					
Number of exons									
human	13	13	13	13	13	13	13	15	15
mouse			13	13					

(a) this study
(b) GenBank™/EMBL Data Bank with accession number AL031651
(c) GenBank™/EMBL Data Bank with accession number AL031678

TGM1 (ns also for TGM2, TGM3, and TGM7)


HR = 1.33 (0.94 - 1.88)
logrank P = 0.11
Probability
Time (months)
Expression
low
high
Number at risk
low 137 75 21 4 1
high 133 57 14 3 1

Median survival

Low expression cohort (months)	High expression cohort (months)
92.77	59.07

TGM4


HR = 1.81 (1.27 - 2.57)
logrank P = 0.00083
Probability
Time (months)
Expression
low
high
Number at risk
low 135 76 20 6 1
high 135 56 15 1 1

Median survival

Low expression cohort (months)	High expression cohort (months)
106	54.04

TGM5


HR = 1.59 (1.12 - 2.26)
logrank P = 0.0084
Probability
Time (months)
Expression
low
high
Number at risk
low 135 75 22 6 1
high 135 57 13 1 1

Median survival

TGM6


HR = 2.44 (1.61 - 3.69)
logrank P = 1.4e-05
Probability
Time (months)
Expression
low
high
Number at risk
low 107 65 19 6 1
high 106 40 8 0 0

Median survival

ONCOTELIC

Upcoming pipeline

High Intra-Tumor Transforming Growth Factor Beta 2 Level as a Predictor of Poor Treatment Outcomes in Pediatric Diffuse Intrinsic Pontine Glioma

by Fatih M. Uckun [1,2,*], Sanjive Qazi [1,2] and Vuong Trieu [2]

Transforming Growth Factor Beta 2 (TGFB2) and Interferon Gamma Receptor 2 (IFNGR2) mRNA Levels in the Brainstem Tumor Microenvironment (TME) Significantly Impact Overall Survival in Pediatric DMG Patients

by Sanjive Qazi [*], Zahra Talebi and Vuong Trieu

Transforming Growth Factor Beta 2 (TGFB2) mRNA Levels, in Conjunction with Interferon-Gamma Receptor Activation of Interferon Regulatory Factor 5 (IRF5) and Expression of CD276/B7-H3, Are Therapeutically Targetable Negative Prognostic Markers in Low-Grade Gliomas

by Vuong Trieu, Anthony E. Maida and Sanjive Qazi [*]

TGFB2 mRNA Levels Prognostically Interact with Interferon-Alpha Receptor Activation of IRF9 and IFI27, and an Immune Checkpoint LGALS9 to Impact Overall Survival in Pancreatic Ductal Adenocarcinoma

by Sanjive Qazi [*] and Vuong Trieu

ONCOTELIC

Vuong Trieu PhD

- CEO/ Chairman
- vtrieu@oncotelic.com
- www.oncotelic.com

THANK YOU